The Glenmede Fund, Inc.

(the “Fund”)

Global Secured Options Portfolio

Supplement dated March 17, 2026 to the

Prospectuses,

each dated February 28, 2026

Effective March 2, 2026, the Blended PutWrite Index (“Index”) was removed as a performance benchmark for the Global Secured Options Portfolio (the “Portfolio”) due to the decommissioning of two Index components, which together represented 50% of the Index blend: the CBOE MSCI EAFE PutWrite Index (40%) and the CBOE MSCI Emerging Markets Putwrite Index (10%). As a result, the MSCI ACWI Index is now the sole benchmark for the Portfolio’s Advisor Shares and Institutional Shares. Accordingly, the Fund’s Prospectuses are revised as follows:

The “Average Annual Total Returns” table in the sub-section entitled “Performance Information” of the “Summary Section” of the Portfolio on page 60 of the Equity Prospectus is hereby deleted in its entirety and replaced with the following:

Average Annual Total Returns (for the periods ended December 31, 2025)

	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	22.48%	10.44%	7.70%
Return After Taxes on Distributions	20.66%	7.80%	2.32%
Return After Taxes on Distributions and Sale of Fund Shares[1]	14.02%	7.38%	4.19%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%

1 In certain cases, the Return After Taxes on Distribution and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

The “Average Annual Total Returns” table in the sub-section entitled “Performance Information” of the “Summary Section” of the Portfolio on page 49 of the Institutional Prospectus is hereby deleted in its entirety and replaced with the following:

Average Annual Total Returns (for the periods ended December 31, 2025)

	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes - Advisor Shares	22.48%	10.44%	7.70%
Return After Taxes on Distributions	20.66%	7.80%	2.32%
Return After Taxes on Distributions and Sale of Fund Shares[1]	14.02%	7.38%	4.19%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%

1 In certain cases, the Return After Taxes on Distribution and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

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This Supplement should be retained for future reference.